Exhibit 4.2

SUMMIT HOTEL PROPERTIES, INC.

TO

The Bank of New York Mellon TRUST COMPANY, N.A.,

Trustee

Indenture

(For Debt Securities)

Dated as of _________, 20___

TABLE OF CONTENTS†

† This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

i

† This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

† This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

SUMMIT HOTEL PROPERTIES, INC.

RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939
AND INDENTURE, DATED AS OF _________, 20___

Trust Indenture Act Section		Indenture Section

§310	(a)(1)	9.09
	(a)(2)	9.09
	(a)(3)	9.14
	(a)(4)	Not Applicable
	(b)	9.08, 9.10
§311	(a)	9.13
	(b)	9.13
	(c)	9.13
§312	(a)	10.01
	(b)	10.01
	(c)	10.01
§313	(a)	10.02
	(b)	10.02
	(c)	10.02
	(d)	10.02
§314	(a)	10.02
	(a)(4)	6.06
	(b)	Not Applicable
	(c)(1)	1.02
	(c)(2)	1.02
	(c)(3)	Not Applicable
	(d)	Not Applicable
	(e)	1.02
§315	(a)	9.01, 9.03
	(b)	9.02
	(c)	9.01
	(d)	9.01
	(e)	8.14
§316	(a)	8.12, 8.13
	(a)(1)(A)	8.02, 8.12
	(a)(1)(B)	813
	(a)(2)	Not Applicable
	(b)	8.08
	(c)	1.04(g)
§317	(a)(1)	8.03
	(a)(2)	8.04
	(b)	6.03
§318	(a)	1.07

INDENTURE (FOR DEBT SECURITIES), dated as of _______, 20__ between SUMMIT HOTEL PROPERTIES, INC., a corporation duly organized and existing under the laws of the State of Maryland (herein called the “Company”), having its principal office at 13215 Bee Cave Parkway, Suite B-300, Austin, TX, 78738, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as Trustee (herein called the “Trustee”), having its principal corporate trust office at 400 South Hope Street, Suite 500, Los Angeles, CA, 90071.

RECITAL OF THE COMPANY

The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of certain of its debentures, notes or other evidences of indebtedness (herein called the “Debt Securities”), in an unlimited aggregate principal amount, to be issued in one or more series as contemplated herein; and all acts necessary to make this Indenture a valid agreement of the Company have been performed.

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned to them in Article I of this Indenture.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Debt Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debt Securities or of series thereof, as follows:

ARTICLE I
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01. Definitions.

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(a)               the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(b)               all terms used herein without definition that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(c)               all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation or, at the election of the Company from time to time, at the date of the execution and delivery of this Indenture; provided, however, that in determining generally accepted accounting principles applicable to the Company, the Company shall, to the extent required, conform to any order, rule or regulation of any administrative agency, regulatory authority or other governmental body having jurisdiction over the Company; and

(d)               the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

Certain terms, used principally in Article IX, are defined in that Article.

“Act” when used with respect to any Holder of a Debt Security, has the meaning specified in Section 1.04.

“Additional Interest” means the interest, if any, that shall accrue on any interest on the Debt Securities of any series, the payment of which has not been made on the applicable Interest Payment Date and which shall accrue at the rate per annum specified or determined as specified in such Debt Security.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Authenticating Agent” means any Person (other than the Company or an Affiliate of the Company) authorized by the Trustee pursuant to Section 9.15 to act on behalf of the Trustee to authenticate one or more series of Debt Securities or Tranche thereof.

“Authorized Officer” means the Chairman of the Board, the President, the Chief Financial Officer, any Vice President, the Treasurer or any other duly authorized officer of the Company.

“Board of Trustees” means either the board of trustees of the Company or any committee thereof duly authorized to act or any trustee or trustees and/or officer or officers of the Company to whom that board or committee shall have duly delegated its authority in respect of matters relating to this Indenture.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Trustees and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day,” when used with respect to a Place of Payment or any other particular location specified in the Debt Securities or this Indenture, means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in such Place of Payment or other location are generally authorized or required by law, regulation or executive order to remain closed, except as may be otherwise specified as contemplated by Section 3.01.

*        Bracketed language throughout this Indenture will be inserted in the Indenture in the event that subordinated Debt Securities are issued.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the date of execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body, if any, performing such duties at such time.

“Company” means the Person named as the “Company” in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.

“Company Request” or “Company Order” means a written request or order signed in the name of the Company by an Authorized Officer and delivered to the Trustee.

“Corporate Trust Office” means the office of the Trustee at which at any particular time this Indenture shall be principally administered, which office at the date of execution and delivery of this Indenture is located at 4655 Salisbury Road, Suite 300, Jacksonville, Florida 32256; Attn: Corporate Trust Administration.

“Corporation” means a real estate investment trust, corporation, association, company, limited liability company, joint stock company or business trust.

“Debt Securities” has the meaning stated in the first recital of this Indenture and more particularly means any securities authenticated and delivered under this Indenture.

“Debt Security Register” and “Debt Security Registrar” have the respective meanings specified in Section 3.05.

“Defaulted Interest” has the meaning specified in Section 3.07.

“Depositary” shall mean, with respect to Debt Securities of any series, for which the Company shall determine that such Debt Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency or any successor registered as a clearing agency under the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to Section 2.03(c).

“Discount Debt Security” means any Debt Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 8.02.

“Dollar” or “$” means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

“Eligible Obligations” means:

(a)       with respect to Debt Securities denominated in Dollars, Government Obligations; or

(b)       with respect to Debt Securities denominated in a currency other than Dollars or in a composite currency, such other obligations or instruments as shall be specified with respect to such Debt Securities, as contemplated by Section 3.01.

“Event of Default” has the meaning specified in Section 8.01.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Global Security” means, with respect to the Debt Securities, a Debt Security executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary’s instruction, all in accordance with this Indenture, which shall be registered in the name of the Depositary or its nominee.

“Governmental Authority” means the government of the United States or of any state or territory thereof or of the District of Columbia or of any county, municipality or other political subdivision of any thereof, or any department, agency, authority or other instrumentality of any of the foregoing.

“Government Obligations” means:

(a)       direct obligations of, or obligations the timely payment of principal of and interest on which are unconditionally guaranteed by, the United States entitled to the benefit of the full faith and credit thereof; and

(b)       certificates, depositary receipts or other instruments that evidence a direct ownership interest in obligations described in clause (a) above or in any specific interest or principal payments due in respect thereof; provided, however, that the custodian of such obligations or specific interest or principal payments shall be a bank or trust company (which may include the Trustee or any Paying Agent) subject to federal or state supervision or examination with a combined capital and surplus of at least $100,000,000; and provided, further, that except as may be otherwise required by law, such custodian shall be obligated to pay to the holders of such certificates, depositary receipts or other instruments the full amount received by such custodian in respect of such obligations or specific payments and shall not be permitted to make any deduction therefrom.

“Holder” means a Person in whose name a Debt Security is registered in the Debt Security Register.

“Indenture” means this instrument as originally executed and delivered and as it may from time to time be supplemented or amended by one or more indentures or Officer’s Certificates supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Debt Securities established as contemplated by Section 3.01.

“Interest” with respect to a Debt Security means interest, if any, borne by such Debt Security at a Stated Interest Rate.

“Interest Payment Date,” when used with respect to any Debt Security, means the Stated Maturity of an installment of interest on such Debt Security.

“Maturity,” when used with respect to any Debt Security, means the date on which the principal of such Debt Security or an installment of principal becomes due and payable as provided in such Debt Security or in this Indenture, whether at the Stated Maturity, by declaration of acceleration, upon call for redemption or otherwise.

“Officer’s Certificate” means a certificate signed by an Authorized Officer and delivered to the Trustee.

“Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Company, or other counsel acceptable to the Trustee.

“Outstanding,” when used with respect to Debt Securities, means, as of the date of determination, all Debt Securities theretofore authenticated and delivered under this Indenture, except:

(a)       Debt Securities theretofore canceled by the Trustee or the Debt Security Registrar or delivered to the Trustee or the Debt Security Registrar for cancellation;

(b)       Debt Securities deemed to have been paid in accordance with Section 7.01; and

(c)       Debt Securities that have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Debt Securities have been authenticated and delivered pursuant to this Indenture, other than any such Debt Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Debt Securities are held by a bona fide purchaser or purchasers in whose hands such Debt Securities are valid obligations of the Company;

provided, however, that in determining whether or not the Holders of the requisite principal amount of the Debt Securities Outstanding under this Indenture, or the Outstanding Debt Securities of any series or Tranche, have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders of Debt Securities,

(x)       Debt Securities owned by the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor (unless the Company, such Affiliate or such obligor owns all Debt Securities Outstanding under this Indenture, or all Outstanding Debt Securities of each such series and each such Tranche, as the case may be, determined without regard to this clause (x)) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Debt Securities that the Trustee knows to be so owned shall be so disregarded; provided, however, that Debt Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Debt Securities and that the pledgee is not the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor; and

(y)       the principal amount of a Discount Debt Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 8.02;

provided, further, that, in the case of any Debt Security the principal of which is payable from time to time without presentment or surrender, the principal amount of such Debt Security that shall be deemed to be Outstanding at any time for all purposes of this Indenture shall be the original principal amount thereof less the aggregate amount of principal thereof theretofore paid.

“Paying Agent” means any Person, including the Company, authorized by the Company to pay the principal of and premium, if any, or interest (including Additional Interest), if any, on any Debt Securities on behalf of the Company.

“Periodic Offering” means an offering of Debt Securities of a series from time to time any or all of the specific terms of which Debt Securities, including without limitation the rate or rates of interest (including Additional Interest), if any, thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents upon the issuance of such Debt Securities.

“Person” means any individual, Corporation, partnership, joint venture, trust or unincorporated organization or any Governmental Authority.

“Place of Payment,” when used with respect to the Debt Securities of any series, or Tranche thereof, means the place or places, specified as contemplated by Section 3.01, at which, subject to Section 6.02, principal of and premium, if any, and interest (including Additional Interest), if any, on the Debt Securities of such series or Tranche are payable.

“Predecessor Debt Security” of any particular Debt Security means every previous Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Debt Security; and, for the purposes of this definition, any Debt Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Debt Security shall be deemed (to the extent lawful) to evidence the same debt as the mutilated, destroyed, lost or stolen Debt Security.

“Redemption Date,” when used with respect to any Debt Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

“Redemption Price,” when used with respect to any Debt Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

“Regular Record Date” for the interest payable on any Interest Payment Date on the Debt Securities of any series means the date specified for that purpose as contemplated by Section 3.01.

“Required Currency” has the meaning specified in Section 3.11.

“Responsible Officer,” when used with respect to the Trustee, means the officer of the Trustee within the corporate trust department (or any successor group of the Trustee) assigned by the Trustee to administer this Indenture, and any other duly authorized officer of the Trustee to whom a matter arising under this Indenture may be referred.

“Special Record Date” for the payment of any Defaulted Interest on the Debt Securities of any series means a date fixed by the Trustee pursuant to Section 3.07.

“Stated Interest Rate” means a rate (whether fixed or variable) at which an obligation by its terms is stated to bear interest. Any calculation or other determination to be made under this Indenture by reference to the Stated Interest Rate on a Debt Security shall be made without regard to the effective interest cost to the Company of such Debt Security and without regard to the Stated Interest Rate on, or the effective cost to the Company of, any other indebtedness in respect of which the Company’s obligations are evidenced or secured in whole or in part by such Debt Security.

“Stated Maturity,” when used with respect to any obligation or any installment of principal thereof or interest thereon, means the date on which the principal of such obligation or such installment of principal or interest is stated to be due and payable (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension).

“Tranche” means a group of Debt Securities that (a) are of the same series and (b) have identical terms except as to principal amount.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, as in force and effect as of the date of execution of this Indenture; provided, however, that in the event the Trust Indenture Act of 1939 is succeeded by another statute or is amended after such date, “Trust Indenture Act” shall mean such successor statute or the Trust Indenture Act of 1939, as so amended, to the extent such successor statute or amendment is applicable to this Indenture or to the actions of the Company or the Trustee under or pursuant to this Indenture.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this Indenture until a successor Trustee shall have become such with respect to one or more series of Debt Securities pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Debt Securities of any series shall mean the Trustee with respect to Debt Securities of that series.

“United States” means the United States of America, its territories, its possessions and other areas subject to its political jurisdiction.

Section 1.02.	Compliance Certificates and Opinions.

Except as otherwise expressly provided in this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(a)               a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(b)               a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c)               a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d)               a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

Section 1.03.	Form of Documents Delivered to Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer’s certificate or opinion are based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Whenever, subsequent to the receipt by the Trustee of any Board Resolution, Officer’s Certificate, Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally filed in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Anything in this Indenture to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Company which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect (except to the extent that such action was a result of willful misconduct or bad faith or had or could be expected to have a material adverse effect on the Holders of any Debt Securities issued hereunder).

Without limiting the generality of the foregoing, any Debt Securities issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Company entitled to the benefits of this Indenture equally and ratably with all other Outstanding Debt Securities.

Section 1.04.	Acts of Holders.

(a)               Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article XIII, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Debt Security, shall be sufficient for any purpose of this Indenture and (subject to Section 9.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders shall be proved in the manner provided in Section 13.06.

(b)               The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof or may be proved in any other manner that the Trustee and the Company deem sufficient. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

(c)               The principal amount (except as otherwise contemplated in clause (y) of the proviso to the definition of Outstanding) and serial numbers of Debt Securities held by any Person, and the date of holding the same, shall be proved by the Debt Security Register.

(d)               Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of a Holder shall bind every future Holder of the same Debt Security and the Holder of every Debt Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debt Security.

(e)               Until such time as written instruments shall have been delivered to the Trustee with respect to the requisite percentage of principal amount of Debt Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder may be revoked with respect to any or all of such Debt Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

(f)                Debt Securities of any series, or any Tranche thereof, authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Company shall so determine, new Debt Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to such action may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debt Securities of such series or Tranche.

(g)               If the Company shall solicit from Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of the Outstanding Debt Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Debt Securities shall be computed as of the record date.

Section 1.05.	Notices, Etc. to Trustee and Company.

Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Trustee by any Holder or by the Company, or the Company by the Trustee or by any Holder, shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and delivered personally to an officer or other responsible employee of the addressee, or transmitted by facsimile transmission or other direct written electronic means to such telephone number or other electronic communications address as the parties hereto shall from time to time designate, or transmitted by certified or registered mail, charges prepaid, to the applicable address set opposite such party’s name below or to such other address as either party hereto may from time to time designate:

If to the Trustee, to:

The Bank of New York Mellon Trust Company, N.A.

4655 Salisbury Road, Suite 300

Jacksonville, Florida 32256

Attention: Corporate Trust Administration

Telephone: (904) 998-4747

Facsimile: (904) 645-1921

If to the Company, to:	With copy to:

Summit Hotel Properties, Inc.	Hunton Andrews Kurth LLP
13215 Bee Cave Parkway, Suite B-300	951 E. Byrd St., Suite 200
Austin, TX 78738	Richmond, VA 23219

Attention: Christopher R. Eng	Attention: Mark W. Wickersham, Esq.
Telephone: (512) 538-2307	Telephone: (804) 788-8200

Any communication contemplated herein shall be deemed to have been made, given, furnished and filed if personally delivered, on the date of delivery, if transmitted by facsimile transmission or other direct written electronic means, upon date of receipt of the transmission, and if transmitted by certified or registered mail, on the date of receipt.

Section 1.06.	Notice to Holders of Debt Securities; Waiver.

Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Debt Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

Any notice required by this Indenture may be waived in writing by the Person entitled to receive such notice, either before or after the event otherwise to be specified therein, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 1.07.	Conflict with Trust Indenture Act.

If any provision of this Indenture limits, qualifies or conflicts with another provision hereof that is required or deemed to be included in this Indenture by, or is otherwise governed by, any of the provisions of the Trust Indenture Act, such other provision shall control; and if any provision hereof otherwise conflicts with the Trust Indenture Act, the Trust Indenture Act shall control.

Section 1.08.	Effect of Headings and Table of Contents.

The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.09.	Successors and Assigns.

All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 1.10.	Separability Clause.

In case any provision in this Indenture or the Debt Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.11.	Benefits of Indenture.

Nothing in this Indenture or the Debt Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.12.	Governing Law, Etc.

This Indenture and the Debt Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles thereof, except to the extent that the law of any other jurisdiction shall be mandatorily applicable.

EACH OF THE PARTIES HERETO HEREBY AND EACH HOLDER BY ITS ACCEPTANCE OF A DEBT SECURITY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING AMONG THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(a)               Each of the parties hereto:

(i)                 agrees that any suit, action or proceeding against it arising out of or relating to this Indenture or the Debt Securities, as the case may be, may be instituted in any U.S. federal or New York state court sitting in the Borough of Manhattan in New York City and in the courts of its own domicile, in respect of actions brought against such party as a defendant;

(ii)              irrevocably submits to the exclusive jurisdiction of such courts in any suit, action or proceeding;

(iii)            waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, any claim that any suit, action or proceeding in such a court has been brought in an inconvenient forum and any right to the jurisdiction of any other courts to which it may be entitled on account of place of residence or domicile; and

(iv)             agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding may be enforced in the courts of the jurisdiction of which it is subject by a suit upon judgment.

Section 1.13.	Counterparts.

The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture. This Indenture may be executed in any number of counterparts, each of which so executed shall be an original, but all of them together represent the same agreement. Delivery of an executed counterpart of a signature page of this Indenture or the Debt Securities by facsimile or by electronic (.pdf) format shall be as effective as delivery of a manually executed counterpart of this Indenture and the Debt Securities, as applicable. The original documents shall be delivered as soon as practicable, if requested. Each party agrees that this Indenture, the Debt Securities and any other documents to be delivered in connection herewith may be electronically or digitally signed, and that any such electronic or digital signatures appearing on this Indenture, the Debt Securities or such other documents are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.

Section 1.14.	Legal Holidays.

In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Debt Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Debt Securities other than a provision in Debt Securities of any series, or any Tranche thereof, or in the indenture supplemental hereto, Board Resolution or Officer’s Certificate that establishes the terms of the Debt Securities of such series or Tranche, which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal and premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day.

ARTICLE II

DEBT SECURITY FORMS

Section 2.01.	Forms Generally.

The definitive Debt Securities of each series shall be in substantially the form or forms thereof established in the indenture supplemental hereto establishing such series or in a Board Resolution establishing such series, or in an Officer’s Certificate pursuant to such supplemental indenture or Board Resolution, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Debt Securities, as evidenced by their execution of the Debt Securities. If the form or forms of Debt Securities of any series are established in a Board Resolution or in an Officer’s Certificate pursuant to an indenture supplement hereto or to a Board Resolution, such Board Resolution and Officer’s Certificate, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such Debt Securities.

Unless otherwise specified as contemplated by Sections 3.01 or 12.01(g), the Debt Securities of each series shall be issuable in registered form without coupons. The definitive Debt Securities shall be produced in such manner as shall be determined by the officers executing such Debt Securities, as evidenced by their execution thereof.

Section 2.02.	Form of Trustee’s Certificate of Authentication.

The Trustee’s certificate of authentication, which may be signed manually or electronically, shall be in substantially the form set forth below:

This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

The Bank of New York Mellon Trust Company, N.A., as Trustee

By: ________________________________
Authorized Representative

Section 2.03.	Debt Securities Issuable in the Form of a Global Security.

(a)               If the Company shall establish pursuant to Section 3.01 that the Debt Securities of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with Section 3.03 and the Company Order delivered to the Trustee thereunder, authenticate and deliver such Global Security or Securities, which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Debt Securities of such series to be represented by such Global Security or Securities, (ii) may provide that the aggregate amount of Outstanding Debt Securities represented thereby may from time to time be increased or reduced to reflect exchanges, (iii) shall be registered in the name of the Depositary for such Global Security or Securities or its nominee, (iv) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary’s instruction and (v) shall bear a legend in accordance with the requirements of the Depositary. The Trustee shall enter into any agreement with the Depositary related to such Global Securities as the Company may direct in such Company Order.

(b)               Notwithstanding any other provision of this Section or of Section 3.05, except as contemplated by the provisions of paragraph (c) below, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for individual Debt Securities, a Global Security may be transferred, in whole but not in part and in the manner provided in Section 3.05, only to a nominee of the Depositary for such Global Security, or to the Depositary, or to a successor Depositary for such Global Security selected or approved by the Company, or to a nominee of such successor Depositary.

(c)            (1) If at any time the Depositary for a Global Security notifies the Company that it is unwilling or unable to continue as the Depositary for such Global Security or if at any time the Depositary for the Debt Securities for such series shall no longer be eligible or in good standing under the Exchange Act, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such Global Security. If a successor Depositary for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of Debt Securities of such series in the form of definitive certificates in exchange for such Global Security, will authenticate and deliver Debt Securities of such series in the form of definitive certificates of like tenor and terms in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security. Such Debt Securities will be issued to and registered in the name of such Person or Persons as are specified by the Depositary.

(2)    To the extent legally permitted and subject to the rules and regulations of the acting Depositary, the Company may at any time and in its sole discretion determine that the Debt Securities of any series issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In any such event the Company will execute, and the Trustee, upon receipt of a Company Request for the authentication and delivery of Debt Securities in the form of definitive certificates in exchange in whole or in part for such Global Security, will authenticate and deliver without service charge to each Person specified by the Depositary Debt Securities in the form of definitive certificates of like tenor and terms in an aggregate principal amount equal to the principal amount of such Global Security representing such series, or the aggregate principal amount of such Global Securities representing such series, in exchange for such Global Security or Securities.

(3)       If specified by the Company pursuant to Section 3.01 with respect to Debt Securities issued or issuable in the form of a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for Debt Securities in the form of definitive certificates of like tenor and terms on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, (A) to each Person specified by such Depositary a new Debt Security or Securities of the same series of like tenor and terms and any authorized denomination as requested by such Person in an aggregate principal amount equal to and in exchange for such Person’s beneficial interest in the Global Security and (B) to such Depositary a new Global Security of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Debt Securities delivered to Holders thereof.

(4)       In any exchange provided for in any of the preceding three subparagraphs, the Company shall execute and the Trustee shall authenticate and deliver Debt Securities in the form of definitive certificates in authorized denominations. Upon the exchange of the entire principal amount of a Global Security for Debt Securities in the form of definitive certificates, such Global Security shall be canceled by the Trustee. Except as provided in the immediately preceding subparagraph, Debt Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, acting pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Provided that the Company and the Trustee have so agreed, the Trustee shall deliver such Debt Securities to the Persons in whose names the Debt Securities are so to be registered.

(5)       Any endorsement of a Global Security to reflect the principal amount thereof, or any increase or decrease in such principal amount, or changes in the rights of Holders of Outstanding Debt Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such Global Security or in the Company Order delivered or to be delivered pursuant to Section 3.03 with respect thereto. Subject to the provisions of Section 3.03, the Trustee shall deliver and redeliver any such Global Security in the manner and upon instructions given by the Person or Persons specified in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such Global Security or in any applicable Company Order. If a Company Order pursuant to Section 3.03 is so delivered, any instructions by the Company with respect to such Global Security contained therein shall be in writing but need not be accompanied by or contained in an Officer’s Certificate and need not be accompanied by an Opinion of Counsel.

(6)       The Depositary or, if there be one, its nominee, shall be the Holder of a Global Security for all purposes under this Indenture; and beneficial owners with respect to such Global Security shall hold their interests pursuant to applicable procedures of such Depositary. The Company, the Trustee and the Debt Security Registrar shall be entitled to deal with such Depositary for all purposes of this Indenture relating to such Global Security (including the payment of principal, premium, if any, and interest (including Additional Interest) and the giving of instructions or directions by or to the beneficial owners of such Global Security as the sole Holder of such Global Security, and shall have no obligations to the beneficial owners thereof (including any direct or indirect participants in such Depositary). None of the Company, the Trustee, any Paying Agent or the Debt Security Registrar shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

ARTICLE III
THE DEBT SECURITIES

Section 3.01.	Amount Unlimited; Issuable in Series.

The aggregate principal amount of Debt Securities that may be authenticated and delivered under this Indenture is unlimited.

The Debt Securities may be issued in one or more series. Subject to the last paragraph of this Section, prior to the authentication and delivery of Debt Securities of any series there shall be established by specification in a supplemental indenture or in a Board Resolution, or in an Officer’s Certificate pursuant to a supplemental indenture or a Board Resolution:

(a)            the title of the Debt Securities of such series (which shall distinguish the Debt Securities of such series from Debt Securities of all other series);

(b)            any limit upon the aggregate principal amount of the Debt Securities of such series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of the series pursuant to Section 3.04, 3.05, 3.06, 4.06 or 12.06 and, except for any Debt Securities that, pursuant to Section 3.03, are deemed never to have been authenticated and delivered hereunder);

(c)            the Person or Persons (without specific identification) to whom interest on Debt Securities of such series, or any Tranche thereof, shall be payable on any Interest Payment Date, if other than the Persons in whose names such Debt Securities (or one or more Predecessor Debt Securities) are registered at the close of business on the Regular Record Date for such interest;

(d)            the date or dates on which the principal of the Debt Securities of such series, or any Tranche thereof, is payable or any formulary or other method or other means by which such date or dates shall be determined, by reference to an index or other fact or event ascertainable outside of this Indenture or otherwise (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension);

(e)            the rate or rates at which the Debt Securities of such series, or any Tranche thereof, shall bear interest, if any (including the rate or rates at which overdue principal shall bear interest, if different from the rate or rates at which such Debt Securities shall bear interest prior to Maturity, (ii) and, if applicable, the rate or rates at which overdue premium shall bear interest, if any, and (iii) the rate or rates and the extent to which Additional Interest, if any, shall be payable), the period or periods during which such rate or rates shall be applicable, or any formulary or other method or other means by which such rate or rates, and any period or periods, shall be determined, by reference to an index or other fact or event ascertainable outside of this Indenture or otherwise; the date or dates from which such interest shall accrue; the Interest Payment Dates on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on such Debt Securities on any Interest Payment Date; and the basis of computation of interest, if other than as provided in Section 3.10;

(f)            the place or places at which or methods by which (1) the principal of and premium, if any, and interest (including Additional Interest), if any, on Debt Securities of such series, or any Tranche thereof, shall be payable, (2) registration of transfer of Debt Securities of such series, or any Tranche thereof, may be effected, (3) exchanges of Debt Securities of such series, or any Tranche thereof, may be effected and (4) notices and demands to or upon the Company in respect of the Debt Securities of such series, or any Tranche thereof, and this Indenture may be served; the Debt Security Registrar for such series; and if such is the case, that the principal of such Debt Securities shall be payable without presentment or surrender thereof;

(g)           the period or periods within which, or the date or dates on which, the price or prices at which and the terms and conditions upon which the Debt Securities of such series, or any Tranche thereof, may be redeemed, in whole or in part, at the option of the Company and any restrictions on such redemptions, including but not limited to a restriction on a partial redemption by the Company of the Debt Securities of any series, or any Tranche thereof, resulting in delisting of such Debt Securities from any national exchange;

(h)           the obligation or obligations, if any, of the Company to redeem or purchase the Debt Securities of such series, or any Tranche thereof, pursuant to any sinking fund or other mandatory redemption or tender provisions or at the option of a Holder thereof and the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which such Debt Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and applicable exceptions to the requirements of Section 4.04 in the case of mandatory redemption or redemption at the option of the Holder;

(i)            the denominations in which Debt Securities of such series, or any Tranche thereof, shall be issuable if other than denominations of $1,000 and any integral multiple thereof;

(j)            the currency or currencies, including composite currencies, in which payment of the principal of and premium, if any, and interest (including Additional Interest), if any, on the Debt Securities of such series, or any Tranche thereof, shall be payable (if other than in Dollars);

(k)            if the principal of or premium, if any, or interest (including Additional Interest), if any, on the Debt Securities of such series, or any Tranche thereof, are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Debt Securities are stated to be payable, the period or periods within which and the terms and conditions upon which, such election may be made;

(l)             if the principal of or premium, if any, or interest (including Additional Interest), if any, on the Debt Securities of such series, or any Tranche thereof, are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the formulary or other method or other means by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made;

(m)           if the amount payable in respect of principal of or premium, if any, or interest, if any, on the Debt Securities of such series, or any Tranche thereof, may be determined with reference to an index or other fact or event ascertainable outside this Indenture, the manner in which such amounts shall be determined to the extent not established pursuant to clause (e) of this paragraph;

(n)            if other than the principal amount thereof, the portion of the principal amount of Debt Securities of such series, or any Tranche thereof, that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 8.02;

(o)            any Events of Default, in addition to those specified in Section 8.01, with respect to the Debt Securities of such series, and any covenants of the Company for the benefit of the Holders of the Debt Securities of such series, or any Tranche thereof, in addition to those set forth in Article VI;

(p)            the terms, if any, pursuant to which the Debt Securities of such series, or any Tranche thereof, may be converted into or exchanged for shares of beneficial interest or other securities of the Company or any other Person;

(q)            the obligations or instruments, if any, that shall be considered to be Eligible Obligations in respect of the Debt Securities of such series, or any Tranche thereof, denominated in a currency other than Dollars or in a composite currency, and any additional or alternative provisions for the reinstatement of the Company’s indebtedness in respect of such Debt Securities after the satisfaction and discharge thereof as provided in Section 7.01;

(r)             whether the Debt Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities; the terms and conditions, if any, upon which such Global Security or Securities may be exchanged in whole or in part for certificated Debt Securities of such series and of like tenor of any authorized denomination and the circumstances under which such exchange may occur, if other than in the manner provided for in Section 2.03; the Depositary for such Global Security or Securities; and the form of any legend or legends to be borne by any such Global Security in addition to or in lieu of the legend referred to in Section 2.03;

(s)             if the Debt Securities of such series, or any Tranche thereof, are to be issuable in bearer form, any and all matters incidental thereto that are not specifically addressed in a supplemental indenture as contemplated by Section 12.01(g);

(t)            to the extent not established pursuant to clause (r) of this paragraph, any limitations on the rights of the Holders of the Debt Securities of such series, or any Tranche thereof, to transfer or exchange such Debt Securities or to obtain the registration of transfer thereof; and if a service charge will be made for the registration of transfer or exchange of Debt Securities of such series, or any Tranche thereof, the amount or terms thereof;

(u)           any exceptions to Section 1.13, or variation in the definition of Business Day, with respect to the Debt Securities of such series, or any Tranche thereof;

(v)           any collateral security, assurance or guarantee for such series of Debt Securities;

(w)          any credit enhancement applicable to the Debt Securities of such series; and

(x)           any other terms of the Debt Securities of such series, or any Tranche thereof, not inconsistent with the provisions of this Indenture.

With respect to Debt Securities of a series subject to a Periodic Offering, the indenture supplemental hereto or the Board Resolution that establishes such series, or the Officer’s Certificate pursuant to such supplemental indenture or Board Resolution, as the case may be, may provide general terms or parameters for Debt Securities of such series and provide either that the specific terms of Debt Securities of such series, or any Tranche thereof, shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with procedures specified in a Company Order as contemplated by clause (b) of the third paragraph of Section 3.03.

Section 3.02.	Denominations.

Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Debt Securities, or any Tranche thereof, the Debt Securities of each series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 3.03.	Execution, Authentication, Delivery and Dating.

Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Debt Securities, or any Tranche thereof, the Debt Securities shall be executed on behalf of the Company by an Authorized Officer and may have the corporate seal of the Company affixed thereto or reproduced thereon attested by any other Authorized Officer. The signature of any or all of these officers on the Debt Securities may be manual, electronic, or facsimile.

Debt Securities bearing the manual, electronic, or facsimile signatures of individuals who were at the time of execution Authorized Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debt Securities or did not hold such offices at the date of such Debt Securities.

The Trustee shall authenticate and deliver Debt Securities of a series, for original issue, at one time or from time to time in accordance with the Company Order referred to below, upon receipt by the Trustee of:

(a)           the instrument or instruments establishing the form or forms and terms of such series, as provided in Sections 2.01 and 3.01;

(b)           a Company Order requesting the authentication and delivery of such Debt Securities and, to the extent that the terms of such Debt Securities shall not have been established in an indenture supplemental hereto or in a Board Resolution, or in an Officer’s Certificate pursuant to a supplemental indenture or Board Resolution, all as contemplated by Sections 2.01 and 3.01, either (i) establishing such terms or (ii) in the case of Debt Securities of a series subject to a Periodic Offering, specifying procedures, acceptable to the Trustee, by which such terms are to be established (which procedures may provide, to the extent acceptable to the Trustee, for authentication and delivery pursuant to oral or electronic instructions from the Company or any agent or agents thereof, which oral instructions are to be promptly confirmed electronically or in writing), in either case in accordance with the instrument or instruments delivered pursuant to clause (a) above;

(c)           the Debt Securities of such series, executed on behalf of the Company by an Authorized Officer;

(d)           an Opinion of Counsel to the effect that:

(i)        the form or forms of such Debt Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture;

(ii)       the terms of such Debt Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture; and

(iii)      assuming authentication and delivery by the Trustee and subject to any conditions specified in such Opinion of Counsel, such Debt Securities will have been duly issued under this Indenture and will be legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to laws relating to or affecting generally the enforcement of creditors’ rights, including, without limitation, bankruptcy and insolvency laws and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

provided, however, that, with respect to Debt Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication of such Debt Securities (provided that such Opinion of Counsel addresses the authentication and delivery of all Debt Securities of such series) and that in lieu of the opinions described in clauses (ii) and (iii) above Counsel may opine that:

(x)        when the terms of such Debt Securities shall have been established pursuant to a Company Order or Orders or pursuant to such procedures (acceptable to the Trustee) as may be specified from time to time by a Company Order or Orders, all as contemplated by and in accordance with the instrument or instruments delivered pursuant to clause (a) above, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture; and

(y)       such Debt Securities, when authenticated and delivered by the Trustee in accordance with this Indenture and the Company Order or Orders or specified procedures referred to in paragraph (x) above and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by the Indenture, and enforceable in accordance with their terms, subject, as to enforcement, to laws relating to or affecting generally the enforcement of creditors’ rights, including, without limitation, bankruptcy and insolvency laws and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

With respect to Debt Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Debt Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and other documents delivered pursuant to Sections 2.01 and 3.01 and this Section, as applicable, at or prior to the time of the first authentication of Debt Securities of such series unless and until such opinion or other documents have been superseded or revoked or expire by their terms. In connection with the authentication and delivery of Debt Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to assume that the Company’s instructions to authenticate and deliver such Debt Securities do not violate any rules, regulations or orders of any Governmental Authority having jurisdiction over the Company.

If the form or terms of the Debt Securities of any series have been established by or pursuant to a Board Resolution or an Officer’s Certificate as permitted by Sections 2.01 or 3.01, the Trustee shall not be required to authenticate such Debt Securities if the issuance of such Debt Securities pursuant to this Indenture will materially or adversely affect the Trustee’s own rights, duties or immunities under the Debt Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

Unless otherwise specified as contemplated by Section 3.01 with respect to any series of Debt Securities, or any Tranche thereof, each Debt Security shall be dated the date of its authentication.

Unless otherwise specified as contemplated by Section 3.01 with respect to any series of Debt Securities, or any Tranche thereof, no Debt Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debt Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or its agent by manual or electronic signature, and such certificate upon any Debt Security shall be conclusive evidence, and the only evidence, that such Debt Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Debt Security shall have been authenticated and delivered hereunder to the Company, or any Person acting on its behalf, but shall never have been issued and sold by the Company, and the Company shall deliver such Debt Security to the Debt Security Registrar for cancellation as provided in Section 3.09 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such Debt Security has never been issued and sold by the Company, for all purposes of this Indenture such Debt Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits hereof.

Section 3.04.	Temporary Debt Securities.

Pending the preparation of definitive Debt Securities of any series, or any Tranche thereof, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Debt Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Debt Securities in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debt Securities may determine, as evidenced by their execution of such Debt Securities; provided, however, that temporary Debt Securities need not recite specific redemption, sinking fund, conversion or exchange provisions.

Unless otherwise specified as contemplated by Section 3.01 with respect to the Debt Securities of any series, or any Tranche thereof, after the preparation of definitive Debt Securities of such series or Tranche, the temporary Debt Securities of such series or Tranche shall be exchangeable, without charge to the Holder thereof, for definitive Debt Securities of such series or Tranche, upon surrender of such temporary Debt Securities at the office or agency of the Company maintained pursuant to Section 6.02 in a Place of Payment for such Debt Securities. Upon such surrender of temporary Debt Securities, the Company shall, except as aforesaid, execute and the Trustee shall authenticate and deliver in exchange therefor definitive Debt Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount.

Until exchanged in full as hereinabove provided, temporary Debt Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities of the same series and Tranche and of like tenor authenticated and delivered hereunder.

Section 3.05.	Registration, Registration of Transfer and Exchange.

The Company shall cause to be kept in each office designated pursuant to Section 6.02, with respect to the Debt Securities of each series or any Tranche thereof, a register (all registers kept in accordance with this Section being collectively referred to as the “Debt Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debt Securities of such series or Tranche and the registration of transfer thereof. The Company shall designate one Person to maintain the Debt Security Register for the Debt Securities of each series on a consolidated basis, and such Person is referred to herein, with respect to such series, as the “Debt Security Registrar.” Anything herein to the contrary notwithstanding, the Company may designate one or more of its offices as an office in which the Debt Security Register shall be maintained, and the Company may designate itself the Debt Security Registrar with respect to one or more of such series. The Debt Security Register shall be open for inspection by the Trustee and the Company at all reasonable times.

Except as otherwise specified as contemplated by Section 3.01 with respect to the Debt Securities of any series, or any Tranche thereof, upon surrender for registration of transfer of any Debt Security of such series or Tranche at the office or agency of the Company maintained pursuant to Section 6.02 in a Place of Payment for such series or Tranche, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debt Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount.

Except as otherwise specified as contemplated by Section 3.01 with respect to the Debt Securities of any series, or any Tranche thereof, any Debt Security of such series or Tranche may be exchanged at the option of the Holder for one or more new Debt Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Debt Securities to be exchanged at any such office or agency. Whenever any Debt Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debt Securities that the Holder making the exchange is entitled to receive.

All Debt Securities delivered upon any registration of transfer or exchange of Debt Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debt Securities surrendered upon such registration of transfer or exchange.

Every Debt Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee or the Debt Security Registrar) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Debt Security Registrar, as the case may be, duly executed by the Holder thereof or his attorney duly authorized in writing.

Unless otherwise specified as contemplated by Section 3.01 with respect to Debt Securities of any series, or any Tranche thereof, no service charge shall be made for any registration of transfer or exchange of Debt Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Debt Securities, other than exchanges pursuant to Section 3.04, 4.06 or 12.06 not involving any transfer.

The Company shall not be required to execute or to provide for the registration of transfer of or the exchange of (a) Debt Securities of any series, or any Tranche thereof, during a period of 15 days immediately preceding the day the mailing of a notice of redemption of the Debt Securities of such series or Tranche is to be made or (b) any Debt Security so selected for redemption in whole or in part, except the unredeemed portion of any Debt Security being redeemed in part.

None of the Company, the Trustee, any Paying Agent or the Debt Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 3.06.	Mutilated, Destroyed, Lost and Stolen Debt Securities.

If any mutilated Debt Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Debt Security of the same series, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Debt Security and (b) such security or indemnity as may be reasonably required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Debt Security is held by a Person purporting to be the owner of such Debt Security, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Debt Security, a new Debt Security of the same series and Tranche, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Debt Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debt Security, pay such Debt Security.

Upon the issuance of any new Debt Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Debt Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Debt Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security shall be at any time enforceable by anyone other than the Holder of such new Debt Security, and any such new Debt Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities of such series duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities.

Section 3.07.	Payment of Interest and Additional Interest; Interest Rights Preserved.

Unless otherwise specified as contemplated by Section 3.01 with respect to the Debt Securities of any series, or any Tranche thereof, interest and Additional Interest, if any, on any Debt Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Debt Security (or one or more Predecessor Debt Securities) is registered at the close of business on the Regular Record Date for such interest.

Any interest on any Debt Security of any series that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the related Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

(a)               The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debt Securities of such series (or their respective Predecessor Debt Securities) are registered at the close of business on a date (herein called a “Special Record Date”) for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debt Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest, which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall promptly cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Debt Securities of such series at the address of such Holder as it appears in the Debt Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Debt Securities of such series (or their respective Predecessor Debt Securities) are registered at the close of business on such Special Record Date.

(b)               The Company may make payment of any Defaulted Interest on the Debt Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Debt Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section and Section 3.05, each Debt Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debt Security shall carry the rights to interest (including any Additional Interest) accrued and unpaid, and to accrue, that were carried by such other Debt Security.

Section 3.08.	Persons Deemed Owners.

Prior to due presentment of a Debt Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Debt Security is registered as the absolute owner of such Debt Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 3.05 and 3.07) interest, if any, on such Debt Security and for all other purposes whatsoever, whether or not such Debt Security is overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 3.09.	Cancellation by Debt Security Registrar.

All Debt Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Debt Security Registrar, be delivered to the Debt Security Registrar and, if not theretofore canceled, shall be promptly canceled by the Debt Security Registrar. The Company may at any time deliver to the Debt Security Registrar for cancellation any Debt Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever or which the Company shall not have issued and sold, and all Debt Securities so delivered shall be promptly canceled by the Debt Security Registrar. No Debt Securities shall be authenticated in lieu of or in exchange for any Debt Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All certificates representing canceled Debt Securities held by the Debt Security Registrar shall be disposed of in accordance with the customary practices of the Debt Security Registrar at the time in effect, and the Debt Security Registrar shall not be required to destroy any such certificates. The Debt Security Registrar, if other than the Trustee, shall promptly deliver a certificate of disposition with respect to such disposed certificates to the Trustee and the Company unless, by a Company Order, similarly delivered, the Company shall direct that canceled Debt Securities be returned to it. The Debt Security Registrar shall promptly deliver evidence of any cancellation of a Debt Security in accordance with this Section to the Trustee and the Company. If the Trustee is the entity acting as Debt Security Registrar, it shall promptly deliver to the Company a certificate of disposition with respect to any certificates disposed of and/or evidence of any cancellation of a Debt Security, in each case in accordance with this Section, if so requested by a Company Order.

Section 3.10.	Computation of Interest.

Except as otherwise specified as contemplated by Section 3.01 for Debt Securities of any series, or any Tranche thereof, interest on the Debt Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months and on the basis of the actual number of days elapsed within any month in relation to the deemed 30 days of such month.

Section 3.11.	Payment to be in Proper Currency.

In the case of the Debt Securities of any series, or any Tranche thereof, denominated in any currency other than Dollars or in a composite currency (the “Required Currency”), except as otherwise specified with respect to such Debt Securities as contemplated by Section 3.01, the obligation of the Company to make any payment of the principal thereof, or the premium or interest thereon, shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor except in the case of its negligence or willful misconduct.

ARTICLE IV
REDEMPTION OF DEBT SECURITIES

Section 4.01.	Applicability of Article.

Debt Securities of any series, or any Tranche thereof, that are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for Debt Securities of such series or Tranche) in accordance with this Article.

Section 4.02.	Election to Redeem; Notice to Trustee.

The election of the Company to redeem any Debt Securities shall be evidenced by a Board Resolution and/or an Officer’s Certificate. The Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of such Debt Securities to be redeemed. In the case of any redemption of Debt Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Debt Securities or elsewhere in this Indenture or (b) pursuant to an election of the Company that is subject to a condition specified in the terms of such Debt Securities, the Company shall furnish the Trustee with an Officer’s Certificate evidencing compliance with such restriction or condition.

Section 4.03.	Selection of Debt Securities to be Redeemed.

If less than all the Debt Securities of any series, or any Tranche thereof, are to be redeemed, the particular Debt Securities to be redeemed shall be selected by the Trustee from the Outstanding Debt Securities of such series or Tranche not previously called for redemption, by such method as shall be provided for any particular series, or, in the absence of any such provision, by such method of random selection that is in accordance with the procedures of the Depositary (or, in the case of definitive Debt Securities, pro rata) and which may, in any case, provide for the selection for redemption of portions (equal to the minimum authorized denomination for Debt Securities of such series or Tranche or any integral multiple thereof) of the principal amount of Debt Securities of such series or Tranche of a denomination larger than the minimum authorized denomination for Debt Securities of such series or Tranche; provided, however, that if, as indicated in an Officer’s Certificate, the Company shall have offered to purchase all or any principal amount of the Debt Securities then Outstanding of any series, or any Tranche thereof, and less than all of such Debt Securities as to which such offer was made shall have been tendered to the Company for such purchase, the Trustee, if so directed by Company Order, shall select for redemption all or any principal amount of such Debt Securities that have not been so tendered.

If the Debt Securities are then held in the form of a Global Security, the Debt Securities to be redeemed shall be selected in accordance with the customary procedures of the Depositary.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debt Securities shall relate, in the case of any Debt Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Debt Securities that has been or is to be redeemed.

Section 4.04.	Notice of Redemption.

Notice of redemption shall be given in the manner provided in Section 1.06 to the Holders of the Debt Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

All notices of redemption shall state:

(a)                the Redemption Date,

(b)                the Redemption Price,

(c)                if less than all the Debt Securities of any series or Tranche are to be redeemed, the identification of the particular Debt Securities to be redeemed and the portion of the principal amount of any Debt Security to be redeemed in part,

(d)                that on the Redemption Date, the Redemption Price, together with accrued interest (including Additional Interest), if any, to the Redemption Date, will become due and payable upon each such Debt Security to be redeemed and, if applicable and provided that the Redemption Price is received by the Paying Agent or Agents on or prior to the Redemption Date, that interest (including any Additional Interest) thereon will cease to accrue on and after said date,

(e)                the place or places where such Debt Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any, unless it shall have been specified as contemplated by Section 3.01 with respect to such Debt Securities that such surrender shall not be required,

(f)                 that the redemption is for a sinking or other fund, if such is the case, and

(g)                such other matters as the Company shall deem desirable or appropriate (including CUSIP numbers with respect to such Debt Securities, if the Company shall so elect, in which event such notice of redemption may contain a disclaimer as to the correctness of such numbers either as printed on the Debt Securities or on such notice of redemption).

Unless otherwise specified with respect to any Debt Securities in accordance with Section 3.01, with respect to any notice of redemption of Debt Securities at the election of the Company, unless, upon the giving of such notice, such Debt Securities shall be deemed to have been paid in accordance with Section 7.01, such notice may state that such redemption shall be conditional upon the receipt by the Paying Agent or Agents for such Debt Securities, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest (including Additional Interest), if any, on such Debt Securities and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Debt Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Paying Agent or Agents for the Debt Securities otherwise to have been redeemed shall promptly return to the Holders thereof any of such Debt Securities that had been surrendered for payment upon such redemption.

Notice of redemption of Debt Securities to be redeemed at the election of the Company, and any notice of non-satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, at the Company’s request, by the Debt Security Registrar in the name and at the expense of the Company. Notice of mandatory redemption of Debt Securities shall be given by the Debt Security Registrar in the name and at the expense of the Company.

Section 4.05.	Debt Securities Payable on Redemption Date.

Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Debt Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest (including Additional Interest), if any) such Debt Securities or portions thereof, if interest-bearing, shall cease to bear interest. Upon surrender of any such Debt Security for redemption in accordance with such notice, such Debt Security or portion thereof shall be paid by the Company at the Redemption Price, together with accrued interest (including Additional Interest), if any, to the Redemption Date; provided, however, that no such surrender shall be a condition to such payment if so specified as contemplated by Section 3.01 with respect to such Debt Security; and provided, further, that except as otherwise specified as contemplated by Section 3.01 with respect to such Debt Security, any installment of interest on any Debt Security the Stated Maturity of which installment is on or prior to the Redemption Date shall be payable to the Holder of such Debt Security, or one or more Predecessor Debt Securities, registered as such at the close of business on the related Regular Record Date according to the terms of such Debt Security and subject to the provisions of Section 3.07.

Section 4.06.	Debt Securities Redeemed in Part.

Upon the surrender of any Debt Security that is to be redeemed only in part at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debt Security, without service charge, a new Debt Security or Debt Securities of the same series and Tranche, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debt Security so surrendered.

ARTICLE V
SINKING FUNDS

Section 5.01.	Applicability of Article.

The provisions of this Article shall be applicable to any sinking fund for the retirement of the Debt Securities of any series, or any Tranche thereof, except as otherwise specified as contemplated by Section 3.01 for Debt Securities of such series or Tranche.

The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series, or any Tranche thereof, is herein referred to as a “mandatory sinking fund payment,” and any payment in excess of such minimum amount provided for by the terms of Debt Securities of any series, or any Tranche thereof, is herein referred to as an “optional sinking fund payment.” If provided for by the terms of Debt Securities of any series, or any Tranche thereof, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 5.02. Each sinking fund payment shall be applied to the redemption of Debt Securities of the series or Tranche in respect of which it was made as provided for by the terms of such Debt Securities.

Section 5.02.	Satisfaction of Sinking Fund Payments with Debt Securities.

The Company (a) may deliver to the Trustee Outstanding Debt Securities (other than any previously called for redemption) of a series or Tranche in respect of which a mandatory sinking fund payment is to be made and (b) may apply as a credit Debt Securities of such series or Tranche that have been purchased by the Company or redeemed either at the election of the Company pursuant to the terms of such Debt Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Debt Securities, in each case in satisfaction of all or any part of such mandatory sinking fund payment; provided, however, that no Debt Securities shall be applied in satisfaction of a mandatory sinking fund payment if such Debt Securities shall have been previously so applied. Debt Securities so applied shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Debt Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

Section 5.03.	Redemption of Debt Securities for Sinking Fund.

Not less than 45 days prior to each sinking fund payment date for the Debt Securities of any series, or any Tranche thereof, the Company shall deliver to the Trustee an Officer’s Certificate specifying:

(a)               the amount of the next succeeding mandatory sinking fund payment for such series or Tranche;

(b)               the amount, if any, of the optional sinking fund payment to be made together with such mandatory sinking fund payment;

(c)               the aggregate sinking fund payment;

(d)               the portion, if any, of such aggregate sinking fund payment that is to be satisfied by the payment of cash; and

(e)               the portion, if any, of such aggregate sinking fund payment that is to be satisfied by delivering and crediting Debt Securities of such series or Tranche pursuant to Section 5.02 and stating the basis for such credit and that such Debt Securities have not previously been so credited, and, if it has not already done so, the Company shall also deliver to the Trustee any Debt Securities to be so delivered.

If the Company shall not have delivered such Officer’s Certificate and, to the extent applicable, all such Debt Securities, on or prior to the 45th day prior to such sinking fund payment date, the sinking fund payment for such series or Tranche in respect of such sinking fund payment date shall be made entirely in cash in the amount of the mandatory sinking fund payment. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Debt Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 4.03 and the Debt Security Registrar shall cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 4.04. Such notice having been duly given, the redemption of such Debt Securities shall be made upon the terms and in the manner stated in Sections 4.05 and 4.06.

ARTICLE VI
COVENANTS

Section 6.01.	Payment of Principal, Premium and Interest.

The Company shall pay the principal of and premium, if any, and interest, if any, on the Debt Securities of each series in accordance with the terms of such Debt Securities and this Indenture.

Section 6.02.	Maintenance of Office or Agency.

The Company shall maintain in each Place of Payment for the Debt Securities of each series, or any Tranche thereof, an office or agency where payment of such Debt Securities shall be made, where the registration of transfer or exchange of such Debt Securities may be effected and where notices and demands to or upon the Company in respect of such Debt Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency and prompt notice to the Holders of any such change in the manner specified in Section 1.06. If at any time the Company shall fail to maintain any such required office or agency in respect of Debt Securities of any series, or any Tranche thereof, or shall fail to furnish the Trustee with the address thereof, payment of such Debt Securities shall be made, registration of transfer or exchange thereof may be effected and notices and demands in respect thereof may be served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent for all such purposes in any such event.

The Company may also from time to time designate one or more other offices or agencies with respect to the Debt Securities of one or more series, or any Tranche thereof, for any or all of the foregoing purposes and may from time to time rescind such designations; provided, however, that, unless otherwise specified as contemplated by Section 3.01 with respect to the Debt Securities of such series or Tranche no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for such purposes in each Place of Payment for such Debt Securities in accordance with the requirements set forth above. The Company shall give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 1.06, of any such designation or rescission and of any change in the location of any such other office or agency.

Anything herein to the contrary notwithstanding, any office or agency required by this Section may be maintained at an office of the Company, in which event the Company shall perform all functions to be performed at such office or agency.

Section 6.03.	Money for Debt Securities Payments to be Held in Trust.

If the Company shall at any time act as its own Paying Agent with respect to the Debt Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, and interest (including Additional Interest), if any, on any of such Debt Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium or interest (including Additional Interest) so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided. The Company shall promptly notify the Trustee of any failure by the Company (or any other obligor on such Debt Securities) to make any payment of principal of or premium, if any, or interest (including Additional Interest), if any, on such Debt Securities.

Whenever the Company shall have one or more Paying Agents for the Debt Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, and interest (including Additional Interest), if any, on such Debt Securities, deposit with such Paying Agents sums sufficient (without duplication) to pay the principal and premium or interest (including Additional Interest) so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest (including Additional Interest), and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of any failure by it so to act.

The Company shall cause each Paying Agent for the Debt Securities of any series, or any Tranche thereof, other than the Company or the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

(a)               hold all sums held by it for the payment of the principal of and premium, if any, or interest (including Additional Interest), if any, on such Debt Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(b)               give the Trustee notice of any failure by the Company (or any other obligor upon such Debt Securities) to make any payment of principal of or premium, if any, or interest, (including Additional Interest) if any, on such Debt Securities; and

(c)               at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent and furnish to the Trustee such information as it possesses regarding the names and addresses of the Persons entitled to such sums.

The Company may at any time pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent and, if so stated in a Company Order delivered to the Trustee, in accordance with the provisions of Article VII; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and premium, if any, or interest (including Additional Interest), if any, on any Debt Security and remaining unclaimed for two years after such principal and premium, if any, or interest (including Additional Interest) has become due and payable shall be paid to the Company on Company Request, or, if then held by the Company, shall be discharged from such trust; and, upon such payment or discharge, the Holder of such Debt Security shall, as an unsecured general creditor and not as a Holder of an Outstanding Debt Security, look only to the Company for payment of the amount so due and payable and remaining unpaid, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment to the Company, may at the expense of the Company cause to be mailed, on one occasion only, notice to such Holder that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the Company.

Section 6.04.	Corporate Existence.

Subject to the rights of the Company under Article XI, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

Section 6.05.	Maintenance of Properties.

The Company shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as, in the judgment of the Company, may be necessary so that the business carried on in connection therewith may be properly conducted; provided, however, that nothing in this Section shall prevent the Company from discontinuing, or causing the discontinuance of, the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business.

Section 6.06.	Annual Officer’s Certificate as to Compliance.

Not later than 120 days after the close of the Company’s fiscal year in each year, commencing in ______, the Company shall deliver to the Trustee an Officer’s Certificate, which need not comply with Section 1.02, executed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, stating whether, to such officer’s knowledge, the Company is in compliance with all conditions and covenants under this Indenture, such compliance to be determined without regard to any period of grace or requirement of notice under this Indenture, and making any other statements as may be required by the provisions of Section 314(a)(4) of the Trust Indenture Act.

Section 6.07.	Waiver of Certain Covenants.

The Company may omit in any particular instance to comply with any term, provision or condition set forth in (a) Section 6.02 or any additional covenant or restriction specified with respect to the Debt Securities of any series, or any Tranche thereof, as contemplated by Section 3.01 if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Debt Securities of all series and Tranches with respect to which compliance with Section 6.02 or such additional covenant or restriction is to be omitted, considered as one class, shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition and (b) Sections 6.04, 6.05, 6.06 or Article XI if before the time for such compliance the Holders of at least a majority in principal amount of Debt Securities Outstanding under this Indenture shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition; but, in the case of (a) or (b), no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

ARTICLE VII
SATISFACTION AND DISCHARGE

Section 7.01.	Satisfaction and Discharge of Debt Securities.

Any Debt Security or Debt Securities, or any portion of the principal amount thereof, shall be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the Company in respect thereof shall be deemed to have been satisfied and discharged, if there shall have been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust:

(a)               money in an amount that shall be sufficient, or

(b)               in the case of a deposit made prior to the Maturity of such Debt Securities or portions thereof, Eligible Obligations, which shall not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, the principal of and the interest on that when due, without any regard to reinvestment thereof, will provide moneys which, together with the money, if any, deposited with or held by the Trustee or such Paying Agent, shall be sufficient, or

(c)               a combination of (a) or (b) that shall be sufficient,

to pay when due the principal of and premium, if any, and interest (including Additional Interest), if any, due and to become due on such Debt Securities or portions thereof on or prior to Maturity; provided, however, that in the case of the provision for payment or redemption of less than all the Debt Securities of any series or Tranche, such Debt Securities or portions thereof shall have been selected by the Trustee as provided herein and, in the case of a redemption, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee to give such notice, under arrangements satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee and such Paying Agent:

(x)       if such deposit shall have been made prior to the Maturity of such Debt Securities, a Company Order stating that the money and Eligible Obligations deposited in accordance with this Section shall be held in trust, as provided in Section 7.03;

(y)       if Eligible Obligations shall have been deposited, an Opinion of Counsel that the obligations so deposited constitute Eligible Obligations and do not contain provisions permitting the redemption or other prepayment at the option of the issuer thereof, and an opinion of an independent public accountant of nationally recognized standing, selected by the Company, to the effect that the requirements set forth in clause (b) above have been satisfied; and

(z)       if such deposit shall have been made prior to the Maturity of such Debt Securities, an Officer’s Certificate stating the Company’s intention that, upon delivery of such Officer’s Certificate, its indebtedness in respect of such Debt Securities or portions thereof will have been satisfied and discharged as contemplated in this Section.

If the Company shall make any deposit of money and/or Eligible Obligations with respect to any Debt Securities, or any portion of the principal amount thereof, as contemplated by this section, the Company shall not deliver an Officer’s Certificate described in clause (z) above unless the Company shall also deliver to the Trustee, together with such Officer’s Certificate, an Opinion of Counsel to the effect that, as a result of a change in law occurring after the date of this Indenture, the Holders of such Debt Securities, or portions thereof, will not recognize income, gain or loss for United States federal income tax purposes as a result of the satisfaction and discharge of the Company’s indebtedness in respect thereof and will be subject to United States federal income tax on the same amounts, at the same times and in the same manner as if such satisfaction and discharge had not been effected.

Upon the deposit of money or Eligible Obligations, or both, in accordance with this Section, together with the documents required by clauses (x), (y) and (z) above, the Trustee shall, upon receipt of a Company Request, acknowledge in writing that the Debt Security or Debt Securities or portions thereof with respect to which such deposit was made are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Company in respect thereof has been satisfied and discharged as contemplated in this Section. In the event that all of the conditions set forth in the first paragraph of this Section shall have been satisfied in respect of any Debt Securities or portions thereof except that, for any reason, the Officer’s Certificate specified in clause (z) shall not have been delivered, such Debt Securities or portions thereof shall nevertheless be deemed to have been paid for all purposes of this Indenture, and the Holders of such Debt Securities or portions thereof shall nevertheless be no longer entitled to the benefits of this Indenture or of any of the covenants of the Company under Article VI (except the covenants contained in Sections 6.02 and 6.03) or any other covenants made in respect of such Debt Securities or portions thereof as contemplated by Section 3.01, but the indebtedness of the Company in respect of such Debt Securities or portions thereof shall not be deemed to have been satisfied and discharged prior to Maturity for any other purpose, and the Holders of such Debt Securities or portions thereof shall continue to be entitled to look to the Company for payment of the indebtedness represented thereby; and, upon receipt of a Company Request, the Trustee shall acknowledge in writing that such Debt Securities or portions thereof are deemed to have been paid for all purposes of this Indenture.

If payment at Stated Maturity of less than all of the Debt Securities of any series, or any Tranche thereof, is to be provided for in the manner and with the effect provided in this Section, the Trustee shall select such Debt Securities, or portions of principal amount thereof, in the manner specified by Section 4.03 for selection for redemption of less than all the Debt Securities of a series or Tranche.

In the event that Debt Securities that shall be deemed to have been paid for purposes of this Indenture, and, if such is the case, in respect of which the Company’s indebtedness shall have been satisfied and discharged, all as provided in this Section, do not mature and are not to be redeemed within the 60 day period commencing with the date of the deposit of moneys or Eligible Obligations, as aforesaid, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Debt Securities, to the Holders of such Debt Securities to the effect that such deposit has been made and the effect thereof.

Notwithstanding that any Debt Securities shall be deemed to have been paid for purposes of this Indenture, as aforesaid, the obligations of the Company and the Trustee in respect of such Debt Securities under Sections 3.04, 3.05, 3.06, 4.04, 5.03 (as to notice of redemption), 6.02, 6.03, 9.07, 9.14 and 9.15 and this Article shall survive.

The Company shall pay, and shall indemnify the Trustee or any Paying Agent with which Eligible Obligations shall have been deposited as provided in this Section against any tax, fee or other charge imposed on or assessed against such Eligible Obligations or the principal or interest received in respect of such Eligible Obligations, including, but not limited to, any such tax payable by any entity deemed, for tax purposes, to have been created as a result of such deposit.

Anything herein to the contrary notwithstanding, (a) if, at any time after a Debt Security would be deemed to have been paid for purposes of this Indenture, and, if such is the case, the Company’s indebtedness in respect thereof would be deemed to have been satisfied or discharged, pursuant to this Section (without regard to the provisions of this paragraph), the Trustee or any Paying Agent, as the case may be, shall be required to return the money or Eligible Obligations, or combination thereof, deposited with it as aforesaid to the Company or its representative under any applicable federal or state bankruptcy, insolvency or other similar law, such Debt Security shall thereupon be deemed retroactively not to have been paid and any satisfaction and discharge of the Company’s indebtedness in respect thereof shall retroactively be deemed not to have been effected, and such Debt Security shall be deemed to remain Outstanding and (b) any satisfaction and discharge of the Company’s indebtedness in respect of any Debt Security shall be subject to the provisions of the last paragraph of Section 6.03.

Section 7.02.                              Satisfaction and Discharge of Indenture.

This Indenture shall upon Company Request cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

(a)               no Debt Securities remain Outstanding hereunder; and

(b)               the Company has paid or caused to be paid all other sums payable hereunder by the Company;

provided, however, that if, in accordance with the last paragraph of Section 7.01, any Debt Security, previously deemed to have been paid for purposes of this Indenture, shall be deemed retroactively not to have been so paid, this Indenture shall thereupon be deemed retroactively not to have been satisfied and discharged, as aforesaid, and to remain in full force and effect, and the Company shall execute and deliver such instruments as the Trustee shall reasonably request to evidence and acknowledge the same.

Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, the obligations of the Company and the Trustee under Sections 3.04, 3.05, 3.06, 4.04, 5.03 (as to notice of redemption), 6.02, 6.03, 9.07, 9.14 and 9.15 and this Article shall survive.

Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall assign, transfer and turn over to the Company, subject to the lien provided by Section 9.07, any and all money, securities and other property then held by the Trustee for the benefit of the Holders of the Debt Securities other than money and Eligible Obligations held by the Trustee pursuant to Section 7.03.

Section 7.03.                              Application of Trust Money.

Neither the Eligible Obligations nor the money deposited pursuant to Section 7.01, nor the principal or interest payments on any such Eligible Obligations, shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of, and premium, if any, and interest (including Additional Interest), if any, on, the Debt Securities or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 6.03; provided, however, that, so long as there shall not have occurred and be continuing an Event of Default, or an event that, with the giving of notice or the passage of time, would become an Event of Default, any cash received from such principal or interest payments on such Eligible Obligations, if not then needed for such purpose, shall, to the extent practicable, be invested in Eligible Obligations of the type described in Section 7.01(b) maturing at such times and in such amounts as shall be sufficient to pay when due the principal of and premium, if any, and interest (including Additional Interest), if any, due and to become due on such Debt Securities or portions thereof on and prior to the Maturity thereof, and interest earned from such reinvestment shall be paid over to the Company as received, free and clear of any trust, lien or pledge under this Indenture except the lien provided by Section 9.07; and provided, further, that, so long as there shall not have occurred and be continuing an Event of Default, or an event that, with the giving of notice or the passage of time, would become an Event of Default, any moneys held in accordance with this Section on the Maturity of all such Debt Securities in excess of the amount required to pay the principal of and premium, if any, and interest (including Additional Interest), if any, then due on such Debt Securities shall be paid over to the Company free and clear of any trust, lien or pledge under this Indenture except the lien provided by Section 9.07; and provided, further, that if an Event of Default, or an event that, with the giving of notice or the passage of time, would become an Event of Default, shall have occurred and be continuing, moneys to be paid over to the Company pursuant to this Section shall be held until such Event of Default, or event that, with the giving of notice or the passage of time, would become an Event of Default, shall have been waived or cured.

ARTICLE VIII
EVENTS OF DEFAULT; REMEDIES

Section 8.01.                              Events of Default.

“Event of Default,” wherever used herein with respect to Debt Securities of any series, means any one of the following events:

(a)               failure to pay interest (including Additional Interest), if any, on any Debt Security of such series within 30 days after the same becomes due and payable; or

(b)               failure to pay the principal of or premium, if any, on any Debt Security of such series when due and payable under this Indenture; or

(c)               failure to make any sinking fund payment with respect to such series when due; or

(d)               failure to perform or breach of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance of which or breach of which is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of one or more series of Debt Securities other than such series) for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 33% in principal amount of the Outstanding Debt Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder, unless the Trustee, or the Trustee and the Holders of a principal amount of Debt Securities of such series not less than the principal amount of Debt Securities the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Holders of such principal amount of Debt Securities of such series, as the case may be, shall be deemed to have agreed to an extension of such period for a maximum of one hundred twenty (120) days if corrective action is initiated by the Company within such period and is being diligently pursued; or

(e)               the entry by a court having jurisdiction in the premises of (1) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (2) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Company seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief or any such other decree or order shall have remained unstayed and in effect for a period of 90 consecutive days; or

(f)                the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in a case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the authorization of such action by the Board of Trustees; or

(g)               any other Event of Default specified with respect to Debt Securities of such series.

Section 8.02.                              Acceleration of Maturity; Rescission and Annulment.

If an Event of Default due to the default in payment of principal of, or premium, if any, or interest (including Additional Interest) on, any series of Debt Securities or due to the default in the performance or breach of any other covenant or warranty of the Company applicable to the Debt Securities of such series but not applicable to all Outstanding Debt Securities shall have occurred and be continuing, either the Trustee or the Holders of not less than 33% in principal amount of the Debt Securities of such series may then declare the principal amount (or, if any of the Debt Securities of such series are Discount Debt Securities, such portion of the principal amount as may be specified in the terms thereof as contemplated by Section 3.01) of all Debt Securities of such series and premium, if any, and interest (including Additional Interest) accrued thereon to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders). If an Event of Default due to default in the performance of any other of the covenants or warranties herein applicable to all Outstanding Debt Securities or an Event of Default specified in Sections 8.01(e) or (f) shall have occurred and be continuing, either the Trustee or the Holders of not less than 33% in principal amount of all Debt Securities then Outstanding (considered as one class), and not the Holders of the Debt Securities of any one of such series, may declare the principal amount (or, if any of the Debt Securities are Discount Debt Securities, such portion of the principal amount of such Debt Securities as may be specified in the terms thereof as contemplated by Section 3.01) of all Debt Securities and premium, if any, and interest accrued thereon to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders). As a consequence of each such declaration (herein referred to as a declaration of acceleration) with respect to Debt Securities of any series, the principal amount (or portion thereof in the case of Discount Debt Securities) of such Debt Securities, premium, if any, and interest (including Additional Interest) accrued thereon shall become due and payable immediately.

With respect to a series of Debt Securities to which a credit enhancement is applicable, the applicable supplemental indenture may provide that the provider of such credit enhancement may, if default has occurred and is continuing with respect to such series, and subject to certain conditions, have all the rights with respect to remedies that would otherwise have been exercisable by the Holders of Debt Securities of that series.

At any time after such a declaration of acceleration with respect to Debt Securities of any series shall have been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as hereinafter in this Article provided, the Event or Events of Default giving rise to such declaration of acceleration shall, without further act, be deemed to have been waived, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if

(a)               the Company shall have paid or deposited with the Trustee a sum sufficient to pay

(1)               all overdue interest on all Debt Securities of such series;

(2)               the principal of and premium, if any, on any Debt Securities of such series that have become due otherwise than by such declaration of acceleration and interest (including Additional Interest) thereon at the rate or rates prescribed therefor in such Debt Securities;

(3)               to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Debt Securities;

(4)               all amounts due to the Trustee under Section 9.07; and

(b)               any other Event or Events of Default with respect to Debt Securities of such series, other than the non-payment of the principal of Debt Securities of such series that shall have become due solely by reason of such declaration of acceleration, shall have been cured or waived as provided in Section 8.13.

No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 8.03.                              Collection of Indebtedness and Suits for Enforcement by Trustee.

If an Event of Default described in clause (a), (b) or (c) of Section 8.01 shall have occurred and be continuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Debt Securities of the series with respect to which such Event of Default shall have occurred, the whole amount then due and payable on such Debt Securities for principal and premium, if any, and interest, if any, and, to the extent permitted by law, (i) interest on premium, if any, (ii) interest on any overdue principal and (iii) Additional Interest, at the rate or rates prescribed therefor in such Debt Securities, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 9.07.

If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Debt Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Debt Securities, wherever situated.

If an Event of Default with respect to Debt Securities of any series shall have occurred and be continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Debt Securities of such series under the Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 8.04.                              Trustee May File Proofs of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Debt Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Debt Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest (including Additional Interest)) shall be entitled and empowered, by intervention in such proceeding or otherwise,

(a)               to file and prove a claim for the whole amount of principal, premium, if any, and interest (including Additional Interest), if any, owing and unpaid in respect of the Debt Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section 9.07) and of the Holders allowed in such judicial proceeding, and

(b)               to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same,

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due it under Section 9.07.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 8.05.                              Trustee May Enforce Claims without Possession of Debt Securities.

All rights of action and claims under this Indenture or the Debt Securities may be prosecuted and enforced by the Trustee without the possession of any of the Debt Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

Section 8.06.                              Application of Money Collected.

Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest (including Additional Interest), if any, upon presentation of the Debt Securities in respect of which or for the benefit of which such money shall have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee under Section 9.07;

SECOND: To the payment of the amounts then due and unpaid upon the Debt Securities for principal of and premium, if any, and interest (including Additional Interest), if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Debt Securities for principal, premium, if any, and interest (including Additional Interest), if any, respectively; and

THIRD: To the payment of the remainder, if any, to the Company, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

Section 8.07.                              Limitation on Suits.

No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(a)               such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Debt Securities of such series;

(b)               the Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(c)               such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

(d)               the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

(e)               no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 8.08.                              Unconditional Right of Holders to Receive Principal, Premium and Interest.

Notwithstanding any other provision in this Indenture, the Holder of any Debt Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and (subject to Section 3.07) interest (including Additional Interest), if any, on such Debt Security on the Stated Maturity or Maturities expressed in such Debt Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 8.09.                              Restoration of Rights and Remedies.

If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted.

Section 8.10.                              Rights and Remedies Cumulative.

Except as otherwise provided in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 8.11.                              Delay or Omission Not Waiver.

No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 8.12.                              Control by Holders of Debt Securities.

If an Event of Default shall have occurred and be continuing in respect of a series of Debt Securities, the Holders of a majority in principal amount of the Outstanding Debt Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Debt Securities of such series; provided, however, that if an Event of Default shall have occurred and be continuing with respect to more than one series of Debt Securities, the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of all such series, considered as one class, shall have the right to make such direction, and not the Holders of the Debt Securities of any one of such series; and provided, further, that

(a)               such direction shall not be in conflict with any rule of law or with this Indenture, and may not involve the Trustee in personal liability in circumstances where indemnity would not in the Trustee’s reasonable discretion be adequate, and

(b)               the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Before proceeding to exercise any right or power hereunder at the direction of such Holders, the Trustee shall be entitled to receive from such Holders reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with any such direction.

Section 8.13.                              Waiver of Past Defaults.

The Holders of not less than a majority in principal amount of the Outstanding Debt Securities of any series may on behalf of the Holders of all the Debt Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

(a)               in the payment of the principal of or premium, if any, or interest (including Additional Interest), if any, on any Debt Security of such series, or

(b)               in respect of a covenant or provision hereof that under Section 12.02 cannot be modified or amended without the consent of the Holder of each Outstanding Debt Security of such series affected.

Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 8.14.                     Undertaking for Costs.

The Company and the Trustee agree, and each Holder by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Debt Securities of all series in respect of which such suit may be brought, considered as one class, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest (including Additional Interest), if any, on any Debt Security on or after the Stated Maturity or Maturities expressed in such Debt Security (or, in the case of redemption, on or after the Redemption Date).

Section 8.15.                     Waiver of Stay or Extension Laws.

The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE IX

THE TRUSTEE

Section 9.01.                     Certain Duties and Responsibilities.

(a)               The Trustee shall have and be subject to all the duties and responsibilities specified with respect to an indenture trustee in the Trust Indenture Act, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

(b)               The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default of which a Responsible Officer of the Trustee has knowledge has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(c)               No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred

(i)                 the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of, or failure to perform, such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii)              in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

(d)               The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of the Holders of Debt Securities pursuant to Section 8.12, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

(e)               No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that it is not reasonably assured of receiving (i) repayment of such funds or (ii) indemnity, in an amount deemed adequate to the Trustee in its reasonable judgment, against such risk or liability.

(f)                Notwithstanding anything contained in this Indenture to the contrary, the duties and responsibilities of the Trustee under this Indenture shall be subject to the protections, exculpations and limitations on liability afforded to the Trustee under the provisions of the Trust Indenture Act, including those provisions of such Act deemed by such Act to be included herein.

(g)               Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 9.02.                     Notice of Defaults.

The Trustee shall give the Holders notice of any default hereunder with respect to the Debt Securities of any series to the Holders of Debt Securities of such series of which it has knowledge (within the meaning of Section 9.03(h)) in the manner and to the extent required to do so by the Trust Indenture Act, unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in Section 8.01(d), no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term “default” means any event that is, or after notice or lapse of time, or both, would become, an Event of Default.

Section 9.03.                     Certain Rights of Trustee.

Subject to the provisions of Section 9.01 and to the applicable provisions of the Trust Indenture Act:

(a)               the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)               any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or as otherwise expressly provided herein, and any resolution of the Board of Trustees may be sufficiently evidenced by a Board Resolution;

(c)               whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate;

(d)               the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e)               the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any Holder pursuant to this Indenture, unless such Holder shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

(f)                the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall (subject to applicable legal requirements) be entitled to examine, during normal business hours, the books, records and premises of the Company, personally or by agent or attorney;

(g)               the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

(h)               the Trustee shall not be charged with knowledge of any default or Event of Default with respect to the Debt Securities of any series for which it is acting as Trustee unless either (1) in the case of a default under Section 8.01(a) or 8.01(b), a Responsible Officer of the Trustee shall have knowledge of the default or Event of Default or (2) written notice of such default or Event of Default shall have been given to the Trustee by the Company, any other obligor on such Debt Securities or by any Holder of such Debt Securities.

(i)                The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty unless so specified herein.

(j)                In no event shall the Trustee be responsible or liable for special, indirect, consequential loss, or punitive damages or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

(k)               The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

(l)                The Trustee will not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

(m)              The Company agrees that (i) if reasonably requested by The Bank of New York Mellon in any of its capacities hereunder (for purposes of this paragraph, “Trustee”) and required by Sections 1471-1474 of the Code or regulations promulgated thereunder, including applicable intergovernmental agreements promulgated thereunder, if any (“FATCA”), in relation to a payment made under the Indenture and the Notes issued thereunder, the Company will provide such information if and to the extent that (A) such information is reasonably necessary for the Trustee to determine that it is in compliance with FATCA as relates to the payments made under the Indenture and the Notes issued thereunder and (B) such information is reasonably available to the Company with regard to the Company and its subsidiaries in relation to the requirements of FATCA that are actually imposed upon such requesting Trustee; provided however that the Company and its subsidiaries shall not be required to provide information which it is prohibited legally from disclosing and (ii) the Trustee shall be entitled to make any withholding or deduction from payments to the extent necessary to comply with FATCA for which the Trustee shall have no liability and shall have no obligation to gross-up any payment under this Indenture or to pay any additional amount as a result of such FATCA withholding tax.

(n)               To help fight the funding of terrorism and money laundering activities, the Trustee will obtain, verify, and record information that identifies individuals or entities that establish a relationship or open an account with the Trustee. The Trustee will ask for the name, address, tax identification number and other information that will allow the Trustee to identify the individual or entity who is establishing the relationship or opening the account. The Trustee may also ask for formation documents such as articles of incorporation, an offering memorandum, or other identifying documents to be provided.

(o)               The Trustee shall accept electronic transmissions; provided that the Trustee shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by electronic transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such electronic transmission; and the Trustee shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information. Each other party to this Indenture agrees to assume all risks arising out of the use of electronic methods to submit instructions, directions, reports, notices or other communications or information to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties.

Section 9.04.                     Not Responsible for Recitals or Issuance of Debt Securities.

The recitals contained herein and in the Debt Securities (except the Trustee’s certificates of authentication) shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debt Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Debt Securities or the proceeds thereof. The Trustee shall not incur any liability for non-performance or breach of any obligation hereunder to the extent that the Trustee is delayed in performing, unable to perform or breaches such obligation because of acts of God, war, terrorism, fire, floods, electrical outages or other causes reasonably beyond its control; provided, however, that the Trustee shall use commercially reasonable efforts consistent with accepted practices for corporate trustees to maintain performance without delay or resume performance as soon as reasonably practicable under the circumstances.

Section 9.05.                     May Hold Debt Securities.

Each of the Trustee, any Authenticating Agent, any Paying Agent, any Debt Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Debt Securities and, subject to Sections 9.08 and 9.13, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Debt Security Registrar or such other agent.

Section 9.06.                     Money Held in Trust.

Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on investment of any money received by it hereunder except as expressly provided herein or otherwise agreed with, and for the sole benefit of, the Company.

Section 9.07.                     Compensation and Reimbursement.

The Company shall

(a)               pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(b)               except as otherwise expressly provided herein, reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any provision of this Indenture, including the costs of collection (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent that any such expense, disbursement or advance may be attributable to its negligence, willful misconduct or bad faith; and

(c)               indemnify the Trustee and hold it harmless from and against any and all losses, demands, claims, liabilities, causes of action or expenses (including reasonable attorneys’ fees and expenses) incurred by it arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or the performance of its duties hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder (regardless of whether such claim is brought by the Company, a Holder or any other Person), except to the extent any such loss, demand, claim, liability, cause of action or expense may be attributable to its negligence, willful misconduct or bad faith and may assume the defense of the Trustee with counsel acceptable to the Trustee, unless the Trustee shall have been advised by counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the Company, in which case the Trustee may engage separate counsel, and the fees and expenses of such counsel shall be assumed by the Company.

As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Debt Securities upon all property and funds held or collected by the Trustee as such other than property and funds held in trust for the payment of principal, premium, if any, and interest on Debt Securities. “Trustee” for purposes of this Section shall include any predecessor Trustee; provided, however, that the negligence, willful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder. When a Trustee incurs expenses or renders services in connection with an Event of Default specified in Sections 8.01(e) or (f), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law. The provisions of this Section shall survive termination of this Indenture and the resignation or removal of the Trustee.

Section 9.08.                     Disqualification; Conflicting Interests.

If the Trustee shall have or acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this Indenture. For purposes of Section 310(b)(1) of the Trust Indenture Act and to the extent permitted thereby, the Trustee shall not be deemed to have a conflicting interest by virtue of being a Trustee under (i) this Indenture with respect to Debt Securities of one or more series or (ii) any other indenture to which the Trustee and the Company are a party, if any, or with respect to the securities issued thereunder, if any.

Section 9.09.                     Corporate Trustee Required; Eligibility.

There shall at all times be a Trustee hereunder which shall be

(a)               a corporation organized and doing business under the laws of the United States, any state or territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state authority, or

(b)               if and to the extent permitted by the Commission by rule, regulation or order upon application, a corporation or other Person organized and doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 or the Dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, and, in either case, qualified and eligible under this Article and the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 9.10.                     Resignation and Removal; Appointment of Successor.

(a)               No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 9.11.

(b)               The Trustee may resign at any time with respect to the Debt Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 9.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

(c)               The Trustee may be removed at any time upon 30 days’ notice with respect to the Debt Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series delivered to the Trustee and to the Company.

(d)               If at any time:

(1)               the Trustee shall fail to comply with Section 9.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months, or

(2)               the Trustee shall cease to be eligible under Section 9.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

(3)               the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company by a Board Resolution may remove the Trustee with respect to all Debt Securities or (y) subject to Section 8.14, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Debt Securities and the appointment of a successor Trustee or Trustees.

(e)               If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause (other than as contemplated in clause (y) in Subsection (d) of this Section), with respect to the Debt Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Debt Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Debt Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Debt Securities of any particular series) and shall comply with the applicable requirements of Section 9.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debt Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 9.11, become the successor Trustee with respect to the Debt Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Debt Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 9.11, any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

(f)                So long as no event that is, or after notice or lapse of time, or both, would become, an Event of Default shall have occurred and be continuing, and except with respect to a Trustee appointed by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities pursuant to Subsection (e) of this Section, if the Company shall have delivered to the Trustee (i) a Board Resolution appointing a successor Trustee, effective as of a date specified therein, and (ii) an instrument of acceptance of such appointment, effective as of such date, by such successor Trustee in accordance with Section 9.11, the Trustee shall be deemed to have resigned as contemplated in Subsection (b) of this Section, the successor Trustee shall be deemed to have been appointed by the Company pursuant to Subsection (e) of this Section and such appointment shall be deemed to have been accepted as contemplated in Section 9.11, all as of such date, and all other provisions of this Section and Section 9.11 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this Subsection (f).

(g)               The Company or, should the Company fail so to act promptly, the successor Trustee, at the expense of the Company, shall give notice of each resignation and each removal of the Trustee with respect to the Debt Securities of any series and each appointment of a successor Trustee with respect to the Debt Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Debt Securities of such series as their names and addresses appear in the Debt Security Register. Each notice shall include the name of the successor Trustee with respect to the Debt Securities of such series and the address of its corporate trust office.

Section 9.11.                     Acceptance of Appointment by Successor.

(a)               In case of the appointment hereunder of a successor Trustee with respect to the Debt Securities of all series, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all sums owed to it, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

(b)               In case of the appointment hereunder of a successor Trustee with respect to the Debt Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Debt Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Debt Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee, upon payment of all sums owed to it, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates.

(c)               Upon request of any such successor Trustee, the Company shall execute any instruments that fully vest in and confirm to such successor Trustee all such rights, powers and trusts referred to in Subsection (a) or (b) of this Section, as the case may be.

(d)               No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 9.12.                     Merger, Conversion, Consolidation or Succession to Business.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debt Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debt Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Debt Securities.

Section 9.13.                   Preferential Collection of Claims Against Company.

If the Trustee shall be or become a creditor of the Company or any other obligor upon the Debt Securities (other than by reason of a relationship described in Section 311(b) of the Trust Indenture Act), the Trustee shall be subject to any and all applicable provisions of the Trust Indenture Act regarding the collection of claims against the Company or such other obligor. For purposes of Section 311(b) of the Trust Indenture Act:

(a)               the term “cash transaction” means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

(b)               the term “self-liquidating paper” means any draft, bill of exchange, acceptance or obligation that is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and that is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

Section 9.14.                   Co-Trustees and Separate Trustees.

At any time or times, for the purpose of meeting the legal requirements of any applicable jurisdiction, the Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of at least 33% in principal amount of the Debt Securities then Outstanding, the Company shall for such purpose join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, or to act as separate trustee, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons, in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Company does not join in such appointment within 15 days after the receipt by it of a request so to do, or if an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.

Should any written instrument or instruments from the Company be required by any co-trustee or separate trustee so appointed to more fully confirm to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions:

(a)               the Debt Securities shall be authenticated and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee;

(b)               the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee;

(c)               the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Company, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, if an Event of Default shall have occurred and be continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Company. Upon the written request of the Trustee, the Company shall join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

(d)               no co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder, and the Trustee shall have no liability, personally or in its capacity as Trustee, for any act or omission of any co-trustee or separate trustee hereunder; and

(e)               any Act of Holders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

Section 9.15.                    Appointment of Authenticating Agent.

The Trustee may appoint an Authenticating Agent or Agents with respect to the Debt Securities of one or more series, or any Tranche thereof, which shall be authorized to act on behalf of the Trustee to authenticate Debt Securities of such series or Tranche issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.06, and Debt Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Debt Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States, any state or territory thereof or the District of Columbia or the Commonwealth of Puerto Rico, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent may resign at any time by giving 45 days written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent that shall be acceptable to the Company. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

The provisions of Sections 3.08, 9.04 and 9.05 shall be applicable to each Authenticating Agent.

If an appointment with respect to the Debt Securities of one or more series, or any Tranche thereof, shall be made pursuant to this Section, the Debt Securities of such series or Tranche may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternate certificate of authentication substantially in the following form:

This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

Date:	By:
As Trustee

By:
As Authenticating Agent

By:
Authorized Signatory

If all of the Debt Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Debt Securities upon original issuance located in a Place of Payment where the Company wishes to have Debt Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Debt Securities.

ARTICLE X
HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 10.01.                  Lists of Holders.

Semiannually, not later than January 10 and July 10 in each year in each year, commencing with _________, and at such other times as the Trustee may request in writing, the Company shall furnish or cause to be furnished to the Trustee information as to the names and addresses of the Holders, and the Trustee shall preserve such information and similar information received by it in any other capacity and afford to the Holders access to information so preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust Indenture Act; provided, however, that no such list need be furnished so long as the Trustee shall be the Debt Security Registrar. Every holder of Debt Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Debt Securities in accordance with Section 312 of the Trust Indenture Act, or any successor Section of such Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act, or any successor Section of such Act.

Section 10.02.                 Reports by Trustee and Company.

Annually, not later than 60 days after May 15 in each year, commencing with the first May 15 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit to the Holders, the Commission and each securities exchange upon which any Debt Securities are listed, a report, dated as of such May 15 with respect to any events and other matters described in Section 313(a) of the Trust Indenture Act, in such manner and to the extent required by the Trust Indenture Act. The Trustee shall transmit to the Holders, the Commission and each securities exchange upon which any Debt Securities are listed, and the Company shall file with the Trustee (within 30 days after filing with the Commission in the case of reports that pursuant to the Trust Indenture Act must be filed with the Commission and furnished to the Trustee) and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the Trust Indenture Act.

The Company shall notify the Trustee of the listing of any Debt Securities on any securities exchange. Delivery of such reports, information and documents by the Company to the Trustee is for informational purposes only, and the Trustee’s receipt of such shall not constitute constructive or actual notice or knowledge of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates).

ARTICLE XI
CONSOLIDATION, MERGER, CONVEYANCE OR OTHER TRANSFER

Section 11.01.                  Company May Consolidate, Etc., Only on Certain Terms.

The Company shall not consolidate with or merge into any other corporation, or convey or otherwise transfer or lease its properties and assets substantially as an entirety to any Person, unless

(a)               the corporation formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance or transfer, or that leases, the properties and assets of the Company substantially as an entirety shall be a Person organized and existing under the laws of the United States, any state thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, and premium, if any, and interest (including Additional Interest), if any, on all Outstanding Debt Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

(b)               immediately after giving effect to such transaction and treating any indebtedness for borrowed money that becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of such transaction, no Event of Default, and no event that, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

(c)               the Company shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, or other transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transactions have been complied with.

Section 11.02.                 Successor Corporation Substituted.

Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance or other transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 11.01, the successor corporation formed by such consolidation or into which the Company is merged or the Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Debt Securities Outstanding hereunder.

ARTICLE XII
SUPPLEMENTAL INDENTURES

Section 12.01.                 Supplemental Indentures Without Consent of Holders.

Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(a)               to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Debt Securities, all as provided in Article XI; or

(b)               to add one or more covenants of the Company or other provisions for the benefit of all Holders or for the benefit of the Holders of, or to remain in effect only so long as there shall be Outstanding, Debt Securities of one or more specified series, or one or more specified Tranches thereof, or to surrender any right or power herein conferred upon the Company; or

(c)               to add any additional Events of Default with respect to all or any series of Debt Securities Outstanding hereunder; or

(d)               to change or eliminate any provision of this Indenture or to add any new provision to this Indenture; provided, however, that if such change, elimination or addition shall adversely affect the interests of the Holders of Debt Securities of any series or Tranche Outstanding on the date of such indenture supplemental hereto in any material respect, such change, elimination or addition shall become effective with respect to such series or Tranche only pursuant to the provisions of Section 12.02 hereof or when no Debt Security of such series or Tranche remains Outstanding; or

(e)               to provide collateral security for the Debt Securities of any series or Tranche; or

(f)                to establish the form or terms of Debt Securities of any series or Tranche as contemplated by Sections 2.01 and 3.01; or

(g)               to provide for the authentication and delivery of bearer securities and coupons appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any and all other matters incidental thereto; or

(h)               to evidence and provide for the acceptance of appointment hereunder by a separate or successor Trustee with respect to the Debt Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 9.11(b); or

(i)                to provide for the procedures required to permit the Company to utilize, at its option, a non-certificated system of registration for all, or any series or Tranche of, the Debt Securities; or to provide for the authentication and delivery of bearer securities and coupons appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any and all other matters incidental thereto; or

(j)                to change any place or places where (1) the principal of and premium, if any, and interest (including Additional Interest), if any, on all or any series of Debt Securities, or any Tranche thereof, shall be payable, (2) all or any series of Debt Securities, or any Tranche thereof, may be surrendered for registration of transfer, (3) all or any series of Debt Securities, or any Tranche thereof, may be surrendered for exchange and (4) notices and demands to or upon the Company in respect of all or any series of Debt Securities, or any Tranche thereof, and this Indenture may be served; or

(k)               to cure any ambiguity or to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein; provided that no such changes or additions shall adversely affect the interests of the Holders of Debt Securities of any series or Tranche in any material respect.

Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Indenture or at any time thereafter shall be amended and

(x)                if any such amendment shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to effect or evidence such changes or additional provisions; or

(y)               if any such amendment shall permit one or more changes to, or the elimination of, any provisions hereof that, at the date of the execution and delivery hereof or at any time thereafter, are required by the Trust Indenture Act to be contained herein, this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to evidence such amendment hereof, provided such amendment does not have a material adverse effect on any Holders.

Section 12.02.                 Supplemental Indentures With Consent of Holders.

With the consent of the Holders of not less than a majority in aggregate principal amount of the Debt Securities of all series then Outstanding under this Indenture, considered as one class, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture; provided, however, that if there shall be Debt Securities of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Debt Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Debt Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Debt Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental indenture shall:

(a)               change the Stated Maturity of the principal of, or any installment of principal of or interest (including Additional Interest) on any Debt Security, or reduce the principal amount thereof or the rate of interest thereon (or the amount of any installment of interest thereon) or change the method of calculating such rate or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discount Debt Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 8.02, or change the coin or currency (or other property) in which any Debt Security or any premium or the interest (including Additional Interest) thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity of any Debt Security (or, in the case of redemption, on or after the Redemption Date), without, in any such case, the consent of the Holder of such Debt Security, or

(b)               reduce the percentage in principal amount of the Outstanding Debt Securities of any series or any Tranche thereof, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with any provision of this Indenture or of any default hereunder and its consequences, or reduce the requirements of Section 13.04 for quorum or voting, without, in any such case, the consent of the Holders of each Outstanding Debt Security of such series or Tranche, or

(c)               modify any of the provisions of this Section, Section 6.07 or Section 8.13 with respect to the Debt Securities of any series, or any Tranche thereof (except to increase the percentages in principal amount referred to in this Section or such other Sections or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debt Security affected thereby); provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 9.11(b), 9.14 and 12.01(h).

A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Debt Securities, or of one or more Tranches thereof, or that modifies the rights of the Holders of Debt Securities of such series or Tranches with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debt Securities of any other series or Tranche.

Upon the request of the Company, accompanied by a copy of the Board Resolution authorizing the execution of any such supplemental indenture, compliance by the Company with Section 12.03 hereof, and the filing with the Trustee of evidence of the consent of the Holders of the Debt Securities required hereunder with respect to the proposed supplemental indenture, the Trustee shall join with the Company in the execution of such supplemental indenture unless the supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture, or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. A waiver by a Holder of such Holder’s right to consent under this Section shall be deemed to be a consent of such Holder.

Section 12.03.                 Execution of Supplemental Indentures.

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be provided and (subject to Section 9.01) shall be fully protected in relying upon an Officer’s Certificate and Opinion of Counsel, each stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.

Section 12.04.                 Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debt Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Any supplemental indenture permitted by this Article may restate this Indenture in its entirety, and, upon the execution and delivery thereof, any such restatement shall supersede this Indenture as theretofore in effect for all purposes.

Section 12.05.                 Conformity With Trust Indenture Act.

Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 12.06.                 Reference in Debt Securities to Supplemental Indentures.

Debt Securities of any series, or any Tranche thereof, authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debt Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debt Securities of such series or Tranche.

Section 12.07.                 Modification without Supplemental Indenture.

If the terms of any particular series of Debt Securities shall have been established in a Board Resolution or an Officer’s Certificate pursuant to a Board Resolution as contemplated by Section 3.01, and not in an indenture supplemental hereto, additions to, changes in or the elimination of any of such terms may be effected by means of a supplemental Board Resolution or Officer’s Certificate, as the case may be, delivered to, and accepted by, the Trustee; provided, however, that such supplemental Board Resolution or Officer’s Certificate shall not be accepted by the Trustee or otherwise be effective unless all conditions set forth in this Indenture that would be required to be satisfied if such additions, changes or elimination were contained in a supplemental indenture shall have been appropriately satisfied. Upon the acceptance thereof by the Trustee, any such supplemental Board Resolution or Officer’s Certificate shall be deemed to be a “supplemental indenture” for purposes of Sections 12.04 and 12.06.

ARTICLE XIII
MEETINGS OF HOLDERS; ACTION WITHOUT MEETING

Section 13.01.                 Purposes for which Meetings may be Called.

A meeting of Holders of Debt Securities of one or more, or all, series, or any Tranche or Tranches thereof, may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Debt Securities of such series or Tranches.

Section 13.02.                 Call, Notice and Place of Meetings.

(a)               The Trustee may at any time call a meeting of Holders of Debt Securities of one or more, or all, series, or any Tranche or Tranches thereof, for any purpose specified in Section 13.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine, or, with the approval of the Company, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.06, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

(b)               If the Trustee shall have been requested to call a meeting of the Holders of Debt Securities of one or more, or all, series, or any Tranche or Tranches thereof, by the Company or by the Holders of at least 33% in aggregate principal amount of all of such series and Tranches, considered as one class, for any purpose specified in Section 13.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Debt Securities of such series and Tranches in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in such other place as shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in Subsection (a) of this Section.

(c)               Any meeting of Holders of Debt Securities of one or more, or all, series, or any Tranche or Tranches thereof, shall be valid without notice if the Holders of all Outstanding Debt Securities of such series or Tranches are present in person or by proxy and if representatives of the Company and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Debt Securities of such series, or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.

Section 13.03.	Persons Entitled to Vote at Meetings.

To be entitled to vote at any meeting of Holders of Debt Securities of one or more, or all, series, or any Tranche or Tranches thereof, a Person shall be (a) a Holder of one or more Outstanding Debt Securities of such series or Tranches, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Debt Securities of such series or Tranches by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Debt Securities of any series or Tranche shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 13.04.	Quorum; Action.

The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Debt Securities of the series and Tranches with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of Holders of Debt Securities of such series and Tranches; provided, however, that if any action is to be taken at such meeting that this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Debt Securities of such series and Tranches, considered as one class, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Debt Securities of such series and Tranches, considered as one class, shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Debt Securities of such series and Tranches, be dissolved. In any other case the meeting may be adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by Section 13.05(e), notice of the reconvening of any meeting adjourned for more than 30 days shall be given as provided in Section 13.02(a) not less than ten days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Debt Securities of such series and Tranches that shall constitute a quorum.

Except as limited by Section 12.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of the series and Tranches with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action that this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Debt Securities of such series and Tranches, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Debt Securities of such series and Tranches, considered as one class.

Any resolution passed or decision taken at any meeting of Holders of Debt Securities duly held in accordance with this Section shall be binding on all the Holders of Debt Securities of the series and Tranches with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

Section 13.05.	Attendance at Meetings; Determination of Voting Rights; Conduct and Adjournment of Meetings.

(a)               Attendance at meetings of Holders of Debt Securities may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Debt Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder of such Debt Securities before being voted.

(b)               Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Debt Securities in regard to proof of the holding of such Debt Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Debt Securities shall be proved in the manner specified in Section 1.04 and the appointment of any proxy shall be proved in the manner specified in Section 1.04. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.04 or other proof.

(c)               The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 13.02(b), in which case the Company or the Holders of Debt Securities of the series and Tranches calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Debt Securities of all series and Tranches represented at the meeting, considered as one class.

(d)               At any meeting each Holder or proxy shall be entitled to one vote for each $1 principal amount of Debt Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debt Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Debt Security or proxy.

(e)               Any meeting duly called pursuant to Section 13.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Debt Securities of all series and Tranches represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

Section 13.06.	Counting Votes and Recording Action of Meetings.

The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Debt Securities, of the series and Tranches with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 13.02 and, if applicable, Section 13.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 13.07.	Action Without Meeting.

In lieu of a vote of Holders at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by written instruments as provided in Section 1.04.

ARTICLE XIV

IMMUNITY OF INCORPORATORS, SHAREHOLDERS, OFFICERS AND TRUSTEES

Section 14.01.	Liability Solely Corporate.

No recourse shall be had for the payment of the principal of or premium, if any, or interest (including Additional Interest), if any, on any Debt Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any incorporator, shareholder, officer or trustee, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Debt Securities are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or trustee, past, present or future, of the Company or of any predecessor or successor corporation, either directly or indirectly through the Company or any predecessor or successor corporation, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Debt Securities or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Debt Securities.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

SUMMIT HOTEL PROPERTIES, INC.

By:
Name:
Title:

[Trustee’s signature page follows.]

The Bank of New York Mellon TRUST COMPANY, N.A., Trustee

By:
Authorized Representative